                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                                   Gary R. Petersen

Address:                                1100 LOUISIANA STREET, SUITE 4900
                                        HOUSTON, TX 77002

Designated Filer:                       RNBD GP LLC

Issuer & Ticket Symbol:                 ECLIPSE RESOURCES CORPORATION [ECR]

Date of Event Requiring Statement:      06/24/2014

Signature:                              /s/ Gary R. Petersen
                                        ---------------------------------------

Date:                                   06/26/2014

Name:                                   David B. Miller

Address:                                1100 LOUISIANA STREET, SUITE 4900
                                        HOUSTON, TX 77002

Designated Filer:                       RNBD GP LLC

Issuer & Ticket Symbol:                 ECLIPSE RESOURCES CORPORATION [ECR]

Date of Event Requiring Statement:      06/24/2014

Signature:                              /s/ David B. Miller
                                        ---------------------------------------

Date:                                   06/26/2014